Exhibit 99.2

[EXECUTION COPY]

ASSIGNMENT AND ASSUMPTION AGREEMENT

          THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the “Agreement”), dated as of March 30, 2003, among EMC Mortgage Corporation, a Delaware corporation (the “Assignor”), JPMorgan Chase Bank, as trustee (in such capacity the “Trustee”) for the holders of Bear Stearns Asset-Backed Securities Trust 2004-SD1, Asset-Backed Certificates, Series 2004-SD1 (the “Assignee”), and Wells Fargo Home Mortgage, Inc. (the “Company”):

          For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

           1.   The Assignor hereby grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor, as Purchaser (under and as defined in the Servicing Agreements referred to below), in, to and under (a) those certain Mortgage Loans listed on Exhibit A attached hereto (the "Mortgage Loans") that are part of WFHM Pools (i) 5560, 5561, 5562 and 5563, (ii) 5607, 5608 and 5609, (iii) 5652, 5653, 5654 and 5655, (iv) 5695, 5695, 5697, 5698, 5699 and 5700, (v) 5758, 5759, 5760, 5761, 5762, 5763 and 5764, (vi) 5809, 5810, 5811, 5812, 5813 and 5814, (vii) 5847, 5848, 5849, 5850, 5851 and 5852, (viii) 5865, 5866, 5867, 5868 and 5869, (ix) 5879, 5880, 5881, 5882, 5883 and 5884, (x) 5912, 5913, 5914, 5915, 5916, 5917, 5918, 5919, 5920, 5921, 5922, 5923, 5924, 5925 and 5926, (xi) 5936, 5937, 5938, 5939, 5940 and 5941 and (xii) 5977, 5978, 5979, 5980, 5981 and 5982 (the "WFHM Pools"), and (b) those certain Seller's Warranties and Servicing Agreements, dated as of October 1, 2002 (the "5560 Servicing Agreement"), November 1, 2002 (the "5607 Servicing Agreement"), February 1, 2003 (the "5652 Servicing Agreement"), March 1, 2003 (the "5695 Servicing Agreement"), June 1, 2003 (the "5758 Servicing Agreement"), July 1, 2003 (the "5809 Servicing Agreement"), September 1, 2003 (the "5847 Servicing Agreement"), October 1, 2003 (the "5865 Servicing Agreement"), October 1, 2003 (the "5879 Servicing Agreement"), November 1, 2003 (the "5912 Servicing Agreement"), December 1, 2003 (the "5936 Servicing Agreement") and March 1, 2004 (the "5977 Servicing Agreement") respectively (the 5560 Servicing Agreement, the 5607 Servicing Agreement, the 5652 Servicing Agreement, the 5695 Servicing Agreement, the 5758 Servicing Agreement, the 5809 Servicing Agreement, the 5833 Servicing Agreement, the 5847 Servicing Agreement, the 5865 Servicing Agreement, the 5879 Servicing Agreement, 5912 Servicing Agreement, the 5936 Servicing Agreement and the 5977 Servicing Agreement, each a "Servicing Agreement" and collectively, the "Servicing Agreements"), in each case between the Assignor, as Purchaser, and the Company, with respect to the applicable WFHM Pools; provided, however, that the Assignor does not grant, transfer or assign to the Assignee the representations and warranties contained in Section 3.02 of each of the Servicing Agreements and the related remedies for breach thereof contained in Section 3.03 of the Servicing Agreements and any right of indemnification with respect to Section 8.01 of each of the Servicing Agreements. Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Servicing Agreements.

          The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and all obligations of the Assignor with respect to any mortgage loans subject to the Servicing Agreements, which are not the Mortgage Loans that are part of the WFHM Pools as set forth on Exhibit A attached hereto, and are not the subject of this Agreement.

           2.   The Assignor warrants and represents to the Assignee and the Company as of the date hereof:

                (a)   Attached hereto as Exhibit B is a true and accurate copy of each of the Servicing Agreements, which are in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

                (b)   The Assignor is the lawful owner of the Mortgage Loans with full right to transfer the Mortgage Loans and any and all of its interests, rights and obligations under the Servicing Agreements as they relate to the Mortgage Loans, free and clear from any and all claims and encumbrances; and upon the transfer of the Mortgage Loans to the Assignee as contemplated herein, the Assignee shall have good title to each and every Mortgage Loan, as well as any and all of the Assignee's interests, rights and obligations under the Servicing Agreements as they relate to the Mortgage Loans, free and clear of any and all liens, claims and encumbrances;

                (c)   There are no offsets, counterclaims or other defenses available to the Company with respect to the Mortgage Loans or any Servicing Agreements;

                (d)   The Assignor has no knowledge of, and has not received notice of, any waivers under, or any modification of, any Mortgage Loan;

                (e)   The Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and sell the Mortgage Loans;

                (f)   The Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject. The execution, delivery and performance by the Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Assignor. This Agreement has been duly executed and delivered by the Assignor and, upon the due authorization, execution and delivery by the Assignee and the Company, will constitute the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

                (g)   No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans or any interest in the Mortgage Loans, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, or any interest in the Mortgage Loans or otherwise approached or negotiated with respect to the Mortgage Loans, or any interest in the Mortgage Loans with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "1933 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto;

                (h)   The Assignor has received from the Company, and has delivered to the Assignee or its Custodian, all documents required to be delivered to the Assignor or its Custodian by the Company prior to the date hereof pursuant to Section 2.03 of each of the Servicing Agreements with respect to the Mortgage Loans and has not received, and has not requested from the Company, any additional documents; and

                (i)   No event has occurred from the Closing Date to the date hereof which would render the representations and warranties as to the related Mortgage Loans made by the Company in Section 3.02 of any Servicing Agreement to be untrue in any material respect;

           3.   The Trustee, on behalf of the Assignee and not in its individual capacity, warrants and represents to, and covenants with, the Assignor and the Company that:

                (a)   The Trustee is a New York banking corporation duly organized, validly existing and in good standing, and has all requisite power and authority to hold the Mortgage Loans on behalf of the Assignee;

                (b)   The Trustee has full power and authority to execute, deliver and perform under this Agreement, and to consummate the transactions set forth herein. The execution, delivery and performance of the Trustee of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action of the Trustee. This Agreement has been duly executed and delivered by the Trustee on behalf of the Assignee and constitutes the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

                (c)   To the best of the Trustee's knowledge, no material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Trustee in connection with the execution, delivery or performance by the Trustee of this Agreement on behalf of the Assignee, or the consummation by it of the transactions contemplated hereby;

                (d)   The Trustee on behalf of the Assignee assumes all of the Assignor's rights as Purchaser under the Servicing Agreements, as amended hereby;

           4.   Company warrants and represents to, and covenant with, the Assignor and the Assignee as of the date hereof:

                (a)   Attached hereto as Exhibit B is a true and accurate copy of each of the Servicing Agreements, which agreements are in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

                (b)   The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to service the Mortgage Loans and otherwise to perform its obligations under the Servicing Agreements;

                (c)   The Company has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

                (d)   No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement, or the consummation by it of the transactions contemplated hereby;

                (e)   The Company shall establish a Custodial Account and an Escrow Account under the 5977 Servicing Agreement in favor of the Assignee with respect to the Mortgage Loans separate from the Custodial Accounts and Escrow Accounts previously established under the Servicing Agreements in favor of the Assignor; and

                (f)   There are no offsets, counterclaims or other defenses available to the Company with respect to the Mortgage Loans or the Servicing Agreements.

Recognition of Assignee

           5.   From and after the date hereof, the Company shall recognize the Assignee as owner of the Mortgage Loans, and acknowledges that the Mortgage Loans will be part of a REMIC or multiple REMICs, and notwithstanding anything to the contrary set forth in any Servicing Agreement (as amended by this Agreement), will service the Mortgage Loans in accordance with the 5977 Servicing Agreement, as amended by this Agreement, but in no event in a manner that would (i) cause the REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code). It is the intention of the Assignor, the Company and the Assignee that this Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither the Company nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreements which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans without the prior written consent of the Assignee.

           5A.   Notwithstanding any term hereof to the contrary, it is expressly understood and agreed by the parties hereto that (i) this Assignment and Assumption Agreement is acknowledged and accepted by the Assignee not individually or personally but solely as Assignee for the Trust in the exercise of the powers and authority conferred and vested in it under the Pooling and Servicing Agreement, (ii) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as personal representations, undertakings and agreements of the Assignee but is made and intended for the purpose of binding only the Trust and (iii) under no circumstances shall the Assignee be personally liable for the payment of any indebtedness or expenses of the Assignee or the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Assignee, the Assignor or the Trust under this Assignment and Assumption Agreement or made or undertaken by the Assignee, the Assignor or the Trust under the Servicing Agreement or the Pooling and Servicing Agreement. Any recourse against the Assignee in respect of any obligations it may have under or pursuant to the terms of this Assignment and Assumption Agreement shall be limited solely to the assets it may hold as trustee of Bear Stearns Asset Backed Securities Trust, Asset-Backed Certificates, Series 2004-SD1.

Modification of the Servicing Agreements

           6.   The Company and the Assignor hereby amend the Servicing Agreements as follows (provided that the amendments specified in subsections (a)(ii), (b), (d) and (e) of this Section 6 shall only be made if such definitions, clause or section, respectively, are not already in the applicable Servicing Agreement):

                (a)   The following definitions are added to Article I of each Servicing Agreement:

(i) "Assignee: JPMorgan Chase Bank, as trustee for the holders of Bear Stearns Asset-Backed Securities Trust 2004-SD1, Asset-Backed Certificates, Series 2004-SD1.

(ii) Monthly Advance: The portion of each Monthly Payment that is delinquent with respect to each Mortgage Loan at the close of business on the Determination Date required to be advanced by the Company pursuant to Section 5.03 on the Business Day immediately preceding the Remittance Date of the related month.

(iii) Pooling and Servicing Agreement: The Pooling and Servicing Agreement, dated as of March 1, 2004, among Bear Stearns Asset Backed Securities Inc., as depositor, EMC Mortgage Corporation, as seller and servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator and JPMorgan Chase Bank, as trustee (the "Trustee"), as amended.

(iv) Master Servicer: Wells Fargo Bank, N.A., in its capacity as master servicer pursuant to the Pooling and Servicing Agreement, and its successors and assigns.

(v) Trust Fund: The trust, assets of the trust and/or a separate pool or pools of assets as to which a REMIC election is made in connection with the securitization to which the Pooling and Servicing Agreement relates.

                (b)   The definition of "Servicing Advances" in Article I of each Servicing Agreement is hereby amended by the addition of the words "other than Monthly Advances" immediately after the word "expenses" and prior to the beginning of the first parenthetical on the second line thereof.

                (c)   The following are added as the last three paragraphs of Section 4.01 of each Servicing Agreement:

“Notwithstanding anything in this Agreement to the contrary, the Servicer shall not, unless the related Mortgagor is in default thereunder or such default is, in the judgment of the Servicer, reasonably foreseeable, make or permit any modification, waiver or amendment of any term of any Mortgage Loan, including any reduction in the Mortgage Interest Rate, recasting of the amortization schedule and/or extension of the scheduled maturity thereof, or increase or reduction in the Stated Principal Balance thereof, that would both (i) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations promulgated thereunder) and (ii) cause the Trust Fund to fail to qualify as a REMIC under the Code or the imposition of any tax on “prohibited transactions” or “contributions” after the startup date under the REMIC Provisions.

Prior to taking any action with respect to the Mortgage Loans which is not contemplated under the terms of this Agreement, the Servicer will obtain an Opinion of Counsel acceptable to the Trustee with respect to whether such action could result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an “Adverse REMIC Event”), and the Servicer shall not take any such action or cause the Trust Fund to take any such action as to which it has been advised that an Adverse REMIC Event could occur.

The Servicer shall not permit the creation of any “interests” (within the meaning of Section 860G of the Code) in the REMIC. The Servicer shall not enter into any arrangement by which the REMIC will receive a fee or other compensation for services nor permit the REMIC to receive any income from assets other than “qualified mortgages” as defined in Section 860G(a)(3) of the Code or “permitted investments” as defined in Section 860G(a)(5) of the Code.”

                (d)   The following new subclause is added to the end of Section 4.05 of each Servicing Agreement:

"(x) to reimburse itself for Monthly Advances of the Company's funds made pursuant to Section 5.03, the Company's right to reimburse itself pursuant to this subclause (x) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Company's right thereto shall be prior to the rights of Purchaser, except that, where the Company is required to repurchase a Mortgage Loan pursuant to Section 3.03 or 6.02, the Company's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

                (e)   A new section is added to Article V of the Servicing Agreement. as follows:

           "Section 5.03 Monthly Advances by Company.

On the Business Day immediately preceding each Remittance Date, the Company shall deposit in the Custodial Account from its own funds or from amounts held for future distribution an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 4.01. Any amounts held for future distribution and so used shall be replaced by the Company by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Purchaser required to be made on such Remittance Date. The Company’s obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the earlier of: (i) the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan; and (ii) the Remittance Date prior to the date the Mortgage Loan is converted to REO Property, provided however, that if requested in connection with a securitization, the Company shall be obligated to make such advances through the Remittance Date prior to the date on which cash is received in connection with the liquidation of REO Property; provided, however, that such obligation shall cease if the Company determines, in its sole reasonable opinion, that advances with respect to such Mortgage Loan are non-recoverable by the Company from Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds, or otherwise with respect to a particular Mortgage Loan. In the event that the Company determines that any such advances are non-recoverable, the Company shall provide the Purchaser with a certificate signed by two officers of the Company evidencing such determination. For purposes of this paragraph, “Rating Agency” shall mean Moody’s Investors Services, Inc., Standard & Poor’s Ratings Group, Fitch Investors Services, Inc., or any other nationally recognized statistical credit rating agency.”

                (f)   The provisions of Section 9.01 of each Servicing Agreement shall read in the form provided in the 5977 Servicing Agreement.

                (g)   A copy of each statement to be provided pursuant to Section 6.04 of the 5977 Servicing Agreement shall be furnished to the Master Servicer no later than the date specified in Section 6.04 for delivery of such statement to the Purchaser.

                (h)   A copy of each statement to be provided pursuant to Section 6.05 of the 5977 Servicing Agreement shall be furnished to the Master Servicer no later than the date specified in Section 6.05 for delivery of such statement to the Purchaser.

                (i)   Each Servicing Agreement shall have attached to it a new Exhibit E in the form attached as Exhibit E to the 5977 Servicing Agreement

                (j)   Section 10.01 of the 5977 Servicing Agreement is modified by adding the word "or" at the end of clause (viii) thereof and inserting the following as clause (ix):

(ix) failure by the Company to duly perform, within the required time period, its obligations under Section 6.04, 6.05 or 9.01(c) of the 5977 Servicing Agreement, which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by any party to this Servicing Agreement or by the Master Servicer.

           6A.   Servicing of Mortgage Loans. The parties hereto agree that, notwithstanding anything to the contrary set forth in any Servicing Agreement, the Company shall service the mortgage loans that are part of the WFHM Pools in accordance with the provisions of the 5977 Servicing Agreement, as amended hereby; provided, however, that the rights and remedies of any party under each other Servicing Agreement (as amended hereby) with respect to the servicing obligations of the Company shall be deemed to apply to the applicable provisions of the 5977 Servicing Agreement, as amended hereby, as if the terms thereof constituted part of such Servicing Agreement.

           7.   Acknowledgment of Master Servicer. The Company understands that the Master Servicer is acting on behalf of the Assignee pursuant to the Pooling and Servicing Agreement, and agrees that the Master Servicer shall be entitled to enforce the rights of the Assignee pursuant to this Agreement and the Servicing Agreements on behalf of the Assignee. In addition, the Company agrees that the Master Servicer shall be entitled to enforce directly the provisions of Sections 6.04, 6.05 and 9.01(c) and (e) of each Servicing Agreement on its own behalf.

           8.   Wire Instructions: Distributions shall be made by wire transfer of immediately available funds to Wells Fargo Bank, N.A., ABA# 121-000-248, for credit to SAS Clearing Account# 3970771416, for further credit to BSABS 2004-SD1, Acct# 18154300. Applicable statements should be mailed to 9062 Old Annapolis Road, Columbia, Maryland 21045, Attention: BSABS 2004-SD1.

           9.   Notices:

                The Assignor’s address for purposes of all notices and correspondence related to the Mortgage Loans and this Agreement is:

EMC Mortgage Corporation Mac Arthur Ridge II 909 Hidden Ridge Drive, Suite 200 Irving, Texas 75038 Attention: Ms. Ralene Ruyle Facsimile: (972) 444-2810

With a copy to:

Bear Stearns Mortgage Capital Corporation 383 Madison Avenue New York, New York 10179 Attention: Baron Silverstein Facsimile: (212) 272-5591

                The Assignee’s address for purposes of all notices and correspondence related to the Mortgage Loans and this Agreement is:

JPMorgan Chase Bank, as trustee 4 New York Plaza, 6th Floor New York, New York 10004 Attention: Attention: Institutional Trust Services/Global Debt - BSABS 2004-SD1

                The Company’s address for purposes of all notices and correspondence related to the Mortgage Loans and this Agreement is:

Wells Fargo Home Mortgage, Inc. 1 Home Campus Des Moines, Iowa 50328-0001 Attention: General Counsel, MAC X2401-061

Miscellaneous:

           10.   Each party will pay any commissions it has incurred and the Assignor shall pay the fees of its attorneys and the reasonable fees of the attorneys of the Assignee and the Company in connection with the negotiations for, documenting of and closing of the transactions contemplated by this Agreement.

           11.   THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

           12.   No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

           13.   This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

           14.   This Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Servicing Agreement to the extent of the Mortgage Loans by Assignor to Assignee.

           15.   This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

           16.   In the event that any provision of this Agreement conflicts with any provision of the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

JPMORGAN CHASE BANK,
as trustee for the holders of Bear Stearns
   Asset-Backed Securities Trust 2004-SD1,
   Asset-Backed Certificates, Series 2004-SD1

By:  /s/ Eboni D. Sawkins
Its:   Trust Officer

EMC MORTGAGE CORPORATION

By:  /s/ Dana Dillard
Its:   Senior Vice President

Taxpayer Identification Number:
13-3587347
WELLS FARGO HOME MORTGAGE, INC.

By:  /s/ Trisha Lowe
Its:   Vice President

Exhibit A

Mortgage Loans

(Available Upon Request)

Exhibit B

(Available Upon Request)